SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A





                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report: January 23, 2003




                                  DRUCKER, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



     Delaware                   0-29670                     N/A
-------------------             -------------               ----
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


        Suite 950, 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (604) 681-4421

Item 1.           Changes in Control of Registrant

                  None.


Item 2.           Acquisition or Disposition of Assets

                  None.


Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrant's Certifying Accountant

                  None.


Item 5.           Other Events


        Drucker, Inc. has entered into a Letter of Intent by which Drucker shall purchase up to 100% of shares of Crime Prevention Analysis Lab Incorporated ("CPAL") subject to Board approval. The parties shall enter into a definitive agreement (the "Definitive Agreement") which shall, among other things, provide for the following key terms and conditions:

        o Drucker will issue up to 10,000 convertible debentures to CPAL for up to 100% of CPAL with a minimum take-up of 60% of CPAL. Features of the debentures are as follows:


                o Each debenture is convertible into 3,075 shares of Drucker common share.

                o       The debenture will pay no interest.

                o The debenture is redeemable in whole by Drucker any time until March 31, 2003.

                o The debenture is not convertible for 90 days (January 1, 2003 to April 1, 2003).

                o       Thereafter according to an agreed formula.

                o       The debenture will have a floating charge on CPAL only.

        o Drucker will immediately initiate the steps necessary to increase the authorized shares from 50 million to 200 million.

        o CPAL agrees that liabilities and other indebtedness to share-holders and employees carried on the December 15, 2002 Financial Statements shall be repaid subject to availability of cash.


        o CPAL will ensure that sales and marketing efforts are acceler-ated during this 3 month period.


        o CPAL will provide a list of all rights and patents it owns; as well contracts and agreements, etc. in the company.

        o Drucker has 5,542,065 "A" Share Purchase Warrants exercisable at $US 0.40 each. Upon exercise, each Warrant will entitle purchaser to receive one Drucker share and another Warrant exer-cisable at US$0.60. Drucker will use these warrants as major source of financing to fund CPAL's growth.


Item 6.           Resignation of Registrant's Directors

                  None.


Item 7.           Financial Statements & Exhibits

                  Financial Statements - None.

                  Exhibits:

                           10.1 Letter of Intent between Drucker, Inc. and
                                Crime Prevention Analysis Lab Inc.


Item 8.           Change in Fiscal Year

                  None.


Item 9.           Regulation FD Disclosure

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 23, 2003



                                            DRUCKER, INC.



                                            By: /s/ Ernest Cheung
                                                --------------------------------
                                                Ernest Cheung, Director